UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              ____________________________________________________

                                   FORM 8-K/A
                                AMENDMENT NO. 1


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2004



                               GLOBAL LINKS CORP.
             (Exact name of registrant as specified in its charter)



                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            000-29987                                     88-0106514
    (Commission File Number)                   (IRS Employer Identification No.)


4600 EAST SUNSET ROAD, SUITE 320                             89014
       HENDERSON, NEVADA                                   (Zip Code)
  (principal executive offices)

                                 (702) 948-5500

              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant  to  Rule  425  under  the Securities Act

[_]  Soliciting  material  pursuant  to  Rule  14a-12  under  the  Exchange  Act

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

     On August 31, 2004, as previously reported by Global Links Corp. (the "Registrant"), in its Current Report on Form 8-K filed with the Commission on September 10, 2004, the Registrant issued 10,040,000 shares of the Registrant's Series B preferred stock, par value $0.001 per share (the "Preferred Stock"), to Frank J. Dobrucki, Registrant's president and director. The Preferred Stock was issued to Mr. Dobrucki for services performed for the Registrant. The services rendered by Mr. Dobrucki to the Registrant were valued at approximately $10,040.00.

     Simultaneously with the issuance of the 10,040,000 shares of Preferred Stock to Mr. Dobrucki, the Registrant also issued 75,000 shares of Preferred
Stock to Paul J. Bessette and 50,000 shares of Preferred Stock to Richard H. Thurber. The Preferred Stock was issued to Messrs. Bessette and Thruber for services performed for the Registrant. The services rendered by Mr. Bessette to the Registrant were valued at approximately $75.00. The services rendered by Mr. Thurber to the Registrant were valued at approximately $50.00.

     The information about the August 31, 2004 issuances of Preferred Stock to Messrs. Bessette and Thurber was inadvertently omitted from the Registrant's Current Report on Form 8-K filed with the Commission on September 10, 2004.

     The Preferred Stock issuances to Messrs. Dobrucki, Bessette and Thurber were exempt under Section 4(2) of the Securities Act. Messrs. Dobrucki, Bessette and Thurber had access to information about the Registrant and the shares of Preferred Stock issued contain the appropriate restrictive legend restricting their transferability absent registration or an available exemption.

     Pursuant to the Registrant's Amended Certificate of Designation Establishing Series B Preferred Stock, each share of the currently issued and outstanding Series B Preferred Stock may be converted into 10 fully paid and nonassessable shares of the Registrant's common stock. On all matters submitted to a vote of the holders of the common stock, including, without limitation, the election of directors, a holder of shares of the Series B Preferred Stock is entitled to the number of votes on such matters equal to the number of shares of the Series B Preferred Stock held by such holder multiplied by 20.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 22, 2004.
                                           GLOBAL LINKS CORP.


                                           By  /s/ Frank J. Dobrucki
                                             -----------------------------------
                                             Frank J. Dobrucki, President